UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2024
AXOGEN, INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota
(State or Other Jurisdiction of
Incorporation or Organization)
001-36046
(Commission File Number)

41-1301878
(I.R.S. Employer Identification No.)

13631 Progress Boulevard, Suite 400 Alachua, Florida
(Address of principal executive offices)

32615
(Zip Code)
(386) 462-6800
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	AXGN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On January 4, 2024, Axogen, Inc. (the “Company”) issued a press release announcing its preliminary, unaudited fourth quarter and full year 2023 financial performance. A copy of the press release is furnished as Exhibit 99.1.
The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.
Retirement of Karen Zaderej
Karen Zaderej, the Chief Executive Officer (the “CEO”) and President of the Company informed the Company of her intention to retire in January 2025. The Company’s Board of Directors (the “Board”) will engage an executive recruitment firm and initiate the process for a new CEO search. When a new CEO is in place, Ms. Zadarej will step down from her executive post and Board duties and continue as a consultant to Axogen through the leadership transition.
Pursuant to the terms of the Transition and Separation Agreement, dated January 4, 2024, between the Company and Ms. Zaderej (the “Transition Agreement”), Ms. Zaderej will remain the Company’s CEO until the earlier of (i) January 4, 2025, (ii) the date the Board identifies a new CEO, or (iii) she is terminated with or without substantial cause (the “CEO Term”). During the CEO Term, Ms. Zaderej will continue to receive her base salary and benefits, as well as continued vesting of all unvested equity awards previously granted to Ms. Zaderej. Pursuant to the Transition Agreement, if Ms. Zaderej’s employment is terminated without substantial cause prior to March 31, 2024, the CEO Term will be treated as extending through March 31, 2024, for purposes of her 2023 annual bonus and vesting of equity awards and, if the CEO Term is terminated prior to January 4, 2025, without substantial cause and subject to execution of a general release of claims that is effective, Ms. Zaderej will be entitled to a lump sum payment of her base salary and accrued paid time off through January 4, 2025. At the conclusion of the CEO Term, Ms. Zaderej will cease vesting in all prior equity awards except for awards subject to Qualified Retirement (as defined below) treatment. Post the CEO Term, Ms. Zaderej would resign from all board and officer positions she holds with the Company and its affiliates.
Following the CEO Term, unless Ms. Zaderej is terminated for substantial cause or resigns prior to the end of the CEO Term, she will provide transition services for nine months following the end of the CEO Term, unless such period is earlier terminated by the Board of Directors (the “Transition Period”). During the Transition Period, Ms. Zaderej will be employed as a senior advisor and will receive $112,500 per month for the first six months for 40 hours of work per week and $75,000 per month for the final three months for 20 hours of work per week to provide transition services as determined by the Board. Following the CEO Term and the first six months of the Transition Period, Ms. Zaderej will be reimbursed for continuation coverage under the Company’s medical plan through COBRA until the earlier of (i) 18 months, (ii) the date she becomes eligible for coverage under another employer’s medical plan, or (iii) she is no longer eligible for coverage through COBRA. Additionally, Ms. Zaderej will be entitled to receive her 2023 bonus, as well as a prorated bonus earned in 2024 during the CEO Term.
As part of the transition, Ms. Zaderej is subject to ongoing non-competition provision and other restrictive covenant obligations during the CEO Term and Transition Period.
Ms. Zaderej’s retirement will qualify as a Qualified Retirement under the terms of Ms. Zaderej’s equity award agreements, which allow for continuation of vesting of certain equity awards (the “Retirement Vesting”) following retirement pursuant to the terms of the retirement program the Compensation Committee of the Board approved in March 2022. In order to qualify, the executive must be at the time of retirement, at least 60 years of age, have at least 10 years of continuous service with the Company, and have provided at least 12 months advance notice, as applicable, of their intent to retire (a “Qualified Retirement”). Pursuant to the retirement program, Ms. Zaderej’s 2022 and 2023 restricted stock unit awards, as well as 2022 and 2023 performance-based stock unit awards and 2022 and 2023 options are eligible for Qualified Retirement treatment, and will continue to vest, following the CEO Term, in accordance with the terms and vesting schedule set forth in the applicable award agreements.
The foregoing description of the Transition Agreement is a summary and is qualified in its entirety by the full text of the Transition Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.
On January 4, 2024, the Company issued a press release announcing the retirement of Ms. Zaderej. A copy of this press release is furnished as Exhibit 99.2.
The information in this Item 7.01, including Exhibit 99.2 and Exhibit 99.3, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits	See the Exhibit index below, which is incorporated herein by reference.

Exhibit No.	Description
10.1	Transition and Separation Agreement, dated January 4, 2024, between the Company and Karen Zaderej
99.1	Axogen Inc. Press Release dated January 4, 2024, regarding Preliminary 2023 Financial Results
99.2	Axogen Inc. Press Release dated January 4, 2024, regarding Karen Zaderej’s Retirement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

Dated: January 4, 2024	By:	Marc Began
Marc Began
Executive Vice President, General Counsel and Chief Compliance Officer